UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 20, 2006 (October 16, 2006)

LOUDEYE CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware ___________________________ (State or Other Jurisdiction of Incorporation)	0-29583 ________________________ (Commission File Number)	91-1908833 ____________________________ (IRS Employer Identification No.)
1130 Rainier Avenue South Seattle, Washington ___________________________________ (Address of Principal Executive Offices)		98144 _____________ Zip Code
(206) 832-4000 _______________________________________________ (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.       Changes in Registrant’s Certifying Accountant

This Amendment No. 1 to Loudeye Corp.’s current report on From 8-K filed earlier today supplements the previously filing as follows:

On August 16, 2006, Loudeye Corp. (“Loudeye”) received the resignation of Moss Adams LLP (“Moss Adams”) as its independent registered public accounting firm. This resignation follows consummation on October 16, 2006, of the merger between Loretta Acquisition Corporation, a wholly-owned subsidiary of Nokia Inc. (“Nokia”), and Loudeye, pursuant to which Loudeye became a wholly-owned subsidiary of Nokia. As of the date of the filing of this current report on Form 8-K, Loudeye’s board of directors or its audit committee has neither recommended nor approved the resignation of Moss Adams.

The reports of Moss Adams on Loudeye’s financial statements as of and for the years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle other than the following:

•

The financial statement audit opinion of Moss Adams for the year ended December 31, 2005, dated March 14, 2006, contained a paragraph reporting uncertainty as to whether Loudeye will continue as a going concern.

During the fiscal years ended December 31, 2005 and 2004, and through October 16, 2006, there were (1) no disagreements with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference thereto in their reports on the financial statements for such years, and (2) no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). Loudeye has requested that Moss Adams furnish it with a letter addressed to the SEC stating whether or not Moss Adams agrees with the above statements. A copy of such letter dated October 20, 2006 from Moss Adams is being filed as Exhibit 16.1 to this Form 8-K.

In Moss Adams’ opinion on internal control over financial reporting as of December 31, 2004, dated March 25, 2005, Moss Adams concurred with the determination by Loudeye’s management that Loudeye had material weaknesses in the design of its internal control over financial reporting as described below and in the opinion of Moss Adams on internal control over financial reporting as of December 31, 2004.

1.            Inadequate personnel in finance and accounting — The Company has insufficiently skilled personnel and a lack of human resources within the Company’s finance, accounting, and reporting functions. The lack of appropriately skilled personnel could result in material misstatements to financial statements not being detected in a timely manner.

2.            Inadequate oversight and monitoring of financial processes and financial and accounting personnel — The Company has insufficient oversight of financially significant processes and systems, including monitoring and oversight of the work performed by the Company’s finance and accounting personnel. The processes and systems with insufficient oversight and monitoring include the review and approval, and documentation of the review and approval, of journal entries; periodic reconciliations of subsidiary ledgers, balance sheet and income statement accounts; payroll and employee benefit related processing and reporting; royalty related tracking, reporting, and accounting; invoicing of customers and the processing of customer credits; purchasing of and payment for goods and services received; accrual of expenses; general ledger closing; and the monthly, quarterly, and annual consolidation and financial reporting process. As a result, the Company does not have sufficient internal control over financial reporting to ensure underlying transactions are being appropriately and timely accounted for, which could lead to material misstatements in the financial statements not being detected in a timely manner.

3.            Inadequate or ineffectively designed controls — The Company has an insufficient number of effectively designed controls or ineffectively designed controls to ensure that revenue and royalty transactions are calculated, processed, and accurately reflected in the proper period in the general ledger. As a result, adjustments in the Company’s revenue and royalty accounts and financial statements could occur.

4.            Inadequate information technology and general computer controls — The Company does not have adequate information technology and general computer controls over its information systems control environment, including application level design and documentation controls. As a result, the Company is unable to rely upon information technology general controls to perform as expected over time. The processes with inadequate controls include the integration of internally developed software into financially significant business applications; password management and sharing; and physical access to information technology systems. In addition, the Company has insufficient documentation of their general computer controls and was unable to demonstrate through testing that their information technology dependent controls were operating effectively. As a result, errors in the Company’s financial statements that have not been prevented or detected by the Company’s information technology and general computer controls could occur.

5.            Inadequate analysis, documentation, and review of significant non-routine transactions — The Company does not have adequate controls relating to the analysis, documentation, and review of the selection and application of generally accepted accounting principles, to the classification of amortization and impairment charges related to certain intangible assets, business acquisitions, and other non-routine transactions, and the preparation of financial statement disclosures relating thereto. As a result, the Company does not have sufficient procedures to ensure significant underlying non-routine transactions are appropriately and timely accounted for in the general ledger.

6.            Inadequate monitoring of controls for third-party service providers — The Company has inadequate controls over the assessment and monitoring of the effectiveness of controls executed by third party service providers related to the implementation and/or maintenance of customer level controls. As a result, the information and reports from third-party service providers received and utilized by the Company may contain errors.

7.            Inadequate entity-level controls — The Company does not have effective entity level controls with respect to the overall control environment and monitoring. There are inadequacies in the process for systematic communication of company-wide policies and procedures to all employees, including a lack of uniform and consistent communication of the importance of controls. The pervasive nature of the material weaknesses in the Company’s internal control over financial reporting in itself constitutes a material weakness. There are also inadequacies in the Company’s process to ensure periodic monitoring of internal control activities. As a result, errors in the Company’s financial statements that have not been prevented or detected by the Company’s entity level controls could occur.

8.            Inadequate demonstration of control effectiveness through testing — The Company was unable to demonstrate through testing that the Company’s internal control over financial reporting was effective for certain processes as required by the COSO criteria. The controls that the Company was unable to test included the quarterly and annual general close procedures and financial reporting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1       Letter of Moss Adams LLP dated October 20, 2006, stating its agreement with the statements made in this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

Dated: October 20, 2006	By:	/s/ Esa Kaunistola Esa Kaunistola President